UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2013

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01
Completion of Acquisition or Disposition of Assets.
On November 4, 2013, Barnes Group Inc. (the "Company") filed a report on Form 8-K (the "Original Form 8-K") to report the completion of the acquisition by the Company and two of its subsidiaries (collectively with the Company, the "Purchaser") of the Männer Business (defined below) pursuant to the terms of the Share Purchase and Assignment Agreement dated September 30, 2013 ("Share Purchase Agreement") among the Purchaser, Otto Männer Holding AG, a German company based in Bahlingen, Germany (the "Seller"), and the three shareholders of Seller. Pursuant to the terms of the Share Purchase Agreement, the Company acquired all the shares of the capital stock of the subsidiaries through which Seller owns and operates its business (the "Männer Business"). The description of the Share Purchase Agreement is qualified in its entirety by reference to the full text of the Share Purchase Agreement, the English translation version of which is attached as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on October 4, 2013. By this amendment to the Original Form 8-K, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.

The audited consolidated statement of financial position of Otto Männer Holding AG as of December 31, 2012, and the consolidated statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 2012 are filed as Exhibit 99.1.
The unaudited consolidated statements of financial position of Otto Männer Holding AG as of June 30, 2013, and the consolidated statements of operations, changes in stockholders' equity and cash flows for the six months ended June 30, 2013 are filed as Exhibit 99.2.
The unaudited consolidated statements of financial position of Otto Männer Holding AG as of June 30, 2012, and the consolidated statements of operations, changes in stockholders' equity and cash flows for the six months ended June 30, 2012 are filed as Exhibit 99.3.

(b) Pro forma financial information.

The unaudited pro forma combined condensed statement of financial position as of June 30, 2013 and the combined condensed statements of income for the six months ended June 30, 2013 and the twelve months ended December 31, 2012 are filed as Exhibit 99.4.

(d) Exhibits.
The following exhibits are furnished with this Form 8-K/A:
	Exhibit No.	Description
	23.1	Consent of Bansbach Schubel Brosztl & Partner GmbH.
99.1
Audited consolidated statement of financial position of Otto Männer Holding AG as of December 31, 2012, and the consolidated statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 2012.

99.2
Unaudited consolidated statements of financial position of Otto Männer Holding AG as of June 30, 2013, and the consolidated statements of operations, changes in stockholders' equity and cash flows for the six months ended June 30, 2013.

99.3
Unaudited consolidated statements of financial position of Otto Männer Holding AG as of June 30, 2012, and the consolidated statements of operations, changes in stockholders' equity and cash flows for the six months ended June 30, 2012.

99.4
Unaudited pro forma combined condensed statement of financial position as of June 30, 2013 and the combined condensed statements of income for the six months ended June 30, 2013 and the twelve months ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2014	BARNES GROUP INC.
(Registrant)

	By:	/S/ CHRISTOPHER J. STEPHENS, JR.
Christopher J. Stephens, Jr. Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

23.1	Consent of Bansbach Schubel Brosztl & Partner GmbH.
99.1
Audited consolidated statement of financial position of Otto Männer Holding AG as of December 31, 2012, and the consolidated statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 2012.

99.2
Unaudited consolidated statements of financial position of Otto Männer Holding AG as of June 30, 2013, and the consolidated statements of operations, changes in stockholders' equity and cash flows for the six months ended June 30, 2013.

99.3
Unaudited consolidated statements of financial position of Otto Männer Holding AG as of June 30, 2012, and the consolidated statements of operations, changes in stockholders' equity and cash flows for the six months ended June 30, 2012.

99.4
Unaudited pro forma combined condensed statement of financial position as of June 30, 2013 and the combined condensed statements of income for the six months ended June 30, 2013 and the twelve months ended December 31, 2012.

4